UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 3, 2002


	TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)




	DELAWARE				     46-0476193
 (State or other jurisdiction	   (File number)		(I.R.S. Employer
    of incorporation)				Identification
No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA               	        92590
(Address of principal executive office)	     (Zip Code)


Registrant's telephone number, including area code:	  (909) 694-9940



(Former name or former address, if changed since last report)



ITEM 1.	OTHER EVENTS

		On June 3, 2002, Temecula Valley Bank, N.A., a national banking association organized under the laws of the United States ("Bank"), completed its holding company reorganization, whereby the Bank became the wholly owned subsidiary of Temecula Valley Bancorp Inc., a Delaware corporation
("Bancorp").

		Pursuant to the Bank and Bancorp Amended and Restated Plan of Reorganization dated as of April 2, 2002, each outstanding share of Bank common stock was exchanged for one share of common stock of Bancorp and each outstanding warrant to purchase one share of Bank commons tock became an outstanding warrant to purchase one share of Bancorp common stock.

		U.S. Stock Transfer Corporation, Glendale, California, is Bancorp's transfer agent.

		A copy of the press release issued June 3, 2002 by Bancorp is attached hereto.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(C)	Exhibits

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 21, 2002	TEMECULA VALLEY BANCORP INC.


By:	 /S/ DONALD A. PITCHER
DONALD A. PITCHER
Chief Financial Officer




EXHIBIT INDEX


EXHIBIT NO.	DESCRIPTION	PAGE NO.

99	Press Release	3

EXHIBIT 99


TEMECULA VALLEY BANK, N.A.
BECOMES WHOLLY OWNED SUBSIDIARY OF
TEMECULA VALLEY BANCORP INC.

FOR IMMEDIATE RELEASE


CONTACT:	STEPHEN H. WACKNITZ
		TEMECULA VALLEY BANK, N.A.
(909) 506-1060


TEMECULA, Calif., June 3, 2002-Temecula Valley Bank, N.A. (TMUL) today announced that it has received all approvals for the formation of Temecula Valley Bancorp Inc., a bank holding company. Effective at 6:00 p.m. pacific time on June 2, 2002, Temecula Valley Bank, N.A. will become a subsidiary of Temecula Valley Bancorp Inc.

"Our new holding company structure is very exciting. With the holding company formation, we gain flexibility to quickly respond in the ever-changing banking and financial services industry. This structure will also allow access to additional capital sources and facilitate the acquisition of other financial institutions and companies engaged in related activities" stated Mr. Stephen Wacknitz, President and Chief Executive Officer of the Bank.

Shareholders of Temecula Valley Bank, N.A. will receive a letter of transmittal instructing them how to exchange their shares of Temecula Valley Bank for Temecula Valley Bancorp Inc. shares. Shareholders are requested not to bring their certificates into the Bank. Each share of Temecula Valley Bank, N.A. stock will be exchanged for one share of Temecula Valley Bancorp Inc. Shareholders may continue to trade shares of Temecula Valley Bank, N.A. as if they were shares of Temecula Valley Bancorp Inc. until the share certificates have been exchanged.

Temecula Valley Bank, N.A. is a $220 million national bank serving communities in North and East San Diego County and throughout the Inland Empire. Temecula Valley Bank, N.A. operates full service offices in Temecula, Murrieta, Fallbrook, Escondido and El Cajon, CA, with SBA loan offices in the following areas: Sherman Oaks, Fresno and Santa Ana, CA, and Bellevue, WA; Tampa/St. Petersburg, FL; Coral Springs, FL; Raleigh, NC; Knoxville, TN; Atlanta, GA and Greenville, SC.

Temecula Valley Bank, N.A.'s web site is www.temvalbank.com.

Statements concerning future performance, developments or events concerning expectation for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements which are subject to a number of risks and uncertainties which might cause actual results to differ materially from stated expectations.

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